THE SENTINEL FUNDS

                      SUPPLEMENT DATED SEPTEMBER 3, 2004

        TO PROSPECTUS DATED MARCH 29, 2004 AS SUPPLEMENTED MAY 14, 2004

     Distributor Disciplinary Action. The National Association of Securities Dealers, Inc. ("NASD") has made a preliminary determination that a disciplinary action be brought against the Funds' distributor, Sentinel Financial Services Company (the "Distributor"), arising from alleged excessive short term trading losses for the period from October 1, 2000 to October 31, 2003. The Funds would not be a party to any such proceeding, and would bear no associated costs. In connection with this matter, the Board of Directors of Sentinel Group Funds, Inc. has approved a payment from the Distributor of restitution to three Funds as follows:

                  International Equity Fund         $645,631
                  Bond Fund                          $10,098
                  High Yield Bond Fund                $3,945

     The above amounts were equivalent to approximately $.09, $.00 and $.00 per share for the International Equity Fund, Bond Fund and High Yield Bond Fund, respectively, when they were accounted for in the Fund's net asset value.

     The Distributor has informed the Funds that it is cooperating fully with NASD and that it expects to reach a voluntary settlement of the matter, without admitting or denying the allegations, in the coming weeks.

     Small Company Fund Closing. The Sentinel Small Company Fund (the "Small Company Fund") closed to new investors on June 1, 2004. All share classes of the Small Company Fund closed to new investors. In addition, shareholders of the other Sentinel Funds are not permitted to exchange shares of other Sentinel Funds for shares of the Small Company Fund. Management believes it is in the best interests of the Small Company Fund's shareholders to reduce the volume and pace of assets moving into the Small Company Fund.

        You may continue to purchase shares of the Small Company Fund if:

        1. You are an existing shareholder of the Small Company Fund at the time of the closing of the Fund.

        2. You make your investment within an omnibus account which existed at the time of the closing of the Fund.

        3. You are investing through a qualified defined contribution retirement plan (for example, 401(k) plans, 403(b) plans, or 457 plans). IRA transfers and rollovers from these plans may also be used to open new accounts.

        4. You are investing through a registered investment advisor or a wrap fee program at a broker-dealer which has, at the time of the closing of the Fund, established a clearing platform through which the investments in the Fund are made.

        5. You make your investment through a trust account held by American Guaranty & Trust Company.

Risk/Return Bar Charts. On the Risk/Return Bar Charts on page 10 of the prospectus, the bar chart in the upper left should be labeled "Sentinel Flex Cap Opportunity", and the percentage returns applicable to the bars should be - 17.7%, - 35.0%, and 33.6% for 2001, 2002 and 2003, respectively.